------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                             Reported) July 15, 2003


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 2003, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2003-26, Mortgage Pass-Through Certificates, Series 2003-26).


                                   CWMBS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                    333-103821               95-4596516
----------------------------       ------------         -------------------
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
      of Incorporation)            File Number)         Identification No.)


                   4500 Park Granada
                  Calabasas, California                       91302
           ---------------------------------                ----------
                 (Address of Principal                      (Zip Code)
                   Executive Offices)

       Registrant's telephone number, including area code (818) 225-3000
                                                          ----- --------


------------------------------------------------------------------------------

Item 5.  Other Events.
----     ------------


Description of the Mortgage Pool*
--------------------------------


     On June 30, 2003, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of June 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2003-26.






----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated June 24, 2003 and the Prospectus Supplement dated June 25, 2003, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2003-26.

     Mortgage Loan Statistics
     ------------------------

     The following tables describe by loan group the characteristics of the mortgage loans in that loan group as of the applicable Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the mortgage loans in that loan group. The sum of the columns may not equal the respective totals due to rounding.

                          FINAL POOL TABLES, GROUP 1

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal  Percent of
State                     Mortgage Loans    Balance Outstanding  Loan Group 1
-------------------------------------------------------------------------------

California                           504         $ 249,688,574.06      60.58%
Colorado                              21           $ 9,210,746.00       2.23%
Florida                               17           $ 8,572,800.00       2.08%
Illinois                              21          $ 10,638,750.00       2.58%
Massachusetts                         22          $ 10,004,840.00       2.43%
New Jersey                            28          $ 12,762,896.00       3.10%
New York                              21           $ 8,672,900.00       2.10%
Washington                            17           $ 8,382,650.00       2.03%
xOther (less than 2%)                200          $ 94,208,159.25      22.86%
                           ---------------------------------------------------
                                     851         $ 412,142,315.31     100.00%


----------
(1) The Other row in the preceding table includes 35 other states with under 2.00% concentrations individually. No more than approximately 1.862% of the mortgage loans in loan group 1 will be secured by mortgaged properties located in any one postal zip code area.

                             FICO Credit Scores(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
FICO Credit Scores       Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------

660-699                           93          $ 45,829,329.28       11.12%
700-719                          144          $ 66,649,183.85       16.17%
720 and Above                    614         $ 299,663,802.18       72.71%
                                 ----------------------------------------------
                                 851         $ 412,142,315.31      100.00%

--------------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the mortgage loans in loan group 1 is expected to be approximately 740.

                          Types of Mortgaged Properties

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Property Type            Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------

2-4 Units                             5           $ 2,390,783.72        0.58%
Hi-rise Condominium                   4           $ 1,766,100.00        0.43%
Low-rise Condominium                 36          $ 16,712,947.40        4.06%
Planned Unit Development            203          $ 95,793,159.75       23.24%
Single Family Residence             603         $ 295,479,324.44       71.69%
                                ----------------------------------------------
                                    851         $ 412,142,315.31      100.00%

                                Mortgage Rates(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Mortgage Rates(%)        Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------

     5.000                     1                    $ 480,000.00       0.12%
     5.250                     1                    $ 488,500.00       0.12%
     5.375                     8                  $ 3,892,950.00       0.94%
     5.500                    31                 $ 15,055,833.02       3.65%
     5.535                     1                    $ 355,000.00       0.09%
     5.625                   129                 $ 61,519,879.94      14.93%
     5.630                     1                    $ 332,500.00       0.08%
     5.750                   247                $ 122,421,887.02      29.70%
     5.845                     1                    $ 351,000.00       0.09%
     5.870                     1                    $ 350,000.00       0.08%
     5.875                   145                 $ 69,069,431.65      16.76%
     5.880                     1                    $ 621,000.00       0.15%
     5.985                     1                    $ 355,000.00       0.09%
     6.000                   127                 $ 61,733,140.26      14.98%
     6.005                     1                    $ 352,000.00       0.09%
     6.125                    68                 $ 33,098,283.32       8.03%
     6.180                     1                    $ 340,000.00       0.08%
     6.225                     2                    $ 705,755.00       0.17%
     6.235                     1                    $ 359,747.52       0.09%
     6.250                    54                 $ 26,521,294.42       6.43%
     6.375                    14                  $ 6,479,768.40       1.57%
     6.385                     1                    $ 371,995.38       0.09%
     6.500                     8                  $ 3,636,057.24       0.88%
     6.505                     1                    $ 346,500.00       0.08%
     6.625                     3                  $ 1,545,653.12       0.38%
     6.750                     1                    $ 999,139.02       0.24%
     6.875                     1                    $ 360,000.00       0.09%
           ------------------------------------------------------------------
                             851                $ 412,142,315.31     100.00%

----------

(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 5.864% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be 5.871% per annum.

                            Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Loan Purpose             Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------

Cash-Out Refinance                   103         $ 47,021,607.56       11.41%
Purchase                             306        $ 141,831,834.22       34.41%
Rate/Term Refinance                  442        $ 223,288,873.53       54.18%
                                 ---------------------------------------------
                                     851        $ 412,142,315.31      100.00%

                       Original Loan-to-Value Ratios(1)(2)

-------------------------------------------------------------------------------
Range of
Original Loan-to-          Number of      Aggregate Principal    Percent of
Value Ratios (%)        Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------

50.00 or Less                  77          $ 40,908,958.05       9.93%
50.01 to 55.00                 35          $ 16,372,688.03       3.97%
55.01 to 60.00                 63          $ 31,361,113.86       7.61%
60.01 to 65.00                 65          $ 34,600,101.29       8.40%
65.01 to 70.00                107          $ 53,506,982.29      12.98%
70.01 to 75.00                122          $ 59,491,230.93      14.43%
75.01 to 80.00                347         $ 162,604,309.80      39.45%
80.01 to 85.00                  2             $ 761,000.00       0.18%
85.01 to 90.00                 18           $ 7,137,973.54       1.73%
90.01 to 95.00                 15           $ 5,397,957.52       1.31%
                              -------------------------------------------------
                              851         $ 412,142,315.31     100.00%

----------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans in loan group 1 is expected to be approximately 69.33%.

(2) Does not take into account any secondary financing on the mortgage loans in loan group 1 that may exist at the time of origination.

                               Occupancy Types(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Occupancy Types          Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------

Investment                           8          $ 3,250,783.72        0.79%
Owner Occupied                     800        $ 389,163,721.21       94.42%
Second/Vacation Home                43         $ 19,727,810.38        4.79%
                        ----------------------------------------------------
                                   851        $ 412,142,315.31      100.00%


----------
(1) Based upon representations of the related Mortgagors at the time of origination.

                   Current Mortgage Loan Principal Balances(1)

-------------------------------------------------------------------------------
Range of
Current Mortgage               Number of     Aggregate Principal  Percent of
Loan Amount                 Mortgage Loans   Balance Outstanding  Loan Group 1
-------------------------------------------------------------------------------

  $300,000.01 -   $350,000.00          87        $ 29,457,722.44        7.15%
  $350,000.01 -   $400,000.00         233        $ 88,058,967.05       21.37%
  $400,000.01 -   $450,000.00         157        $ 66,835,375.74       16.22%
  $450,000.01 -   $500,000.00         121        $ 57,602,746.72       13.98%
  $500,000.01 -   $550,000.00          63        $ 33,043,444.80        8.02%
  $550,000.01 -   $600,000.00          48        $ 27,567,170.32        6.69%
  $600,000.01 -   $650,000.00          51        $ 32,253,495.42        7.83%
  $650,000.01 -   $700,000.00          16        $ 10,847,317.76        2.63%
  $700,000.01 -   $750,000.00          12         $ 8,784,803.61        2.13%
  $750,000.01 - $1,000,000.00          61        $ 54,624,471.45       13.25%
$1,000,000.01 - $1,500,000.00           1         $ 1,066,800.00        0.26%
$1,500,000.01 - $2,000,000.00           1         $ 2,000,000.00        0.49%
                                   -------------------------------------------
                                      851       $ 412,142,315.31      100.00%


----------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans in loan group 1 is expected to be approximately $484,304.

                         Remaining Terms to Maturity(1)

-------------------------------------------------------------------------------
Remaining Terms            Number of      Aggregate Principal    Percent of
to Maturity (months)    Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------

         360                   767        $ 373,417,893.58       90.60%
         359                    35         $ 17,241,555.39        4.18%
         358                     5          $ 2,278,728.10        0.55%
         354                     2            $ 955,693.99        0.23%
         345                     1            $ 326,453.12        0.08%
         300                     2            $ 823,000.00        0.20%
         240                    15          $ 6,242,450.00        1.51%
         239                    19          $ 8,663,943.82        2.10%
         238                     3          $ 1,063,661.38        0.26%
         237                     1            $ 336,817.29        0.08%
         236                     1            $ 792,118.64        0.19%
                               ---------------------------------------------
                               851        $ 412,142,315.31      100.00%


----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 1 is expected to be approximately 355 months.

                          FINAL POOL TABLES, GROUP 2

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal  Percent of
State                     Mortgage Loans    Balance Outstanding  Loan Group 2
-------------------------------------------------------------------------------

California                           394         $ 211,472,732.69      47.00%
Colorado                              19           $ 9,247,666.00       2.06%
Florida                               28          $ 15,999,947.74       3.56%
Illinois                              26          $ 12,364,472.03       2.75%
Maryland                              25          $ 12,098,841.98       2.69%
Michigan                              27          $ 12,876,770.70       2.86%
New Jersey                            29          $ 13,813,820.20       3.07%
New York                              38          $ 21,040,939.63       4.68%
Texas                                 33          $ 17,310,855.41       3.85%
Virginia                              31          $ 14,986,339.27       3.33%
xOther (less than 2%)                207         $ 108,777,240.20      24.17%
                           ---------------------------------------------------
                                     857         $ 449,989,625.85     100.00%

-------------
(1) The Other row in the preceding table includes 29 other states and the District of Columbia with under 2.00% concentration individually. No more than approximately 0.936% of the mortgage loans in loan group 2 will be served by mortgaged properties located in any one postal zip code area.

                             FICO Credit Scores(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
FICO Credit Scores       Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------

660-699                            75          $ 37,702,412.80        8.38%
700-719                            98          $ 54,959,876.97       12.21%
720 and Above                     684         $ 357,327,336.08       79.41%
                                ----------------------------------------------
                                  857         $ 449,989,625.85      100.00%

--------------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans is expected to be approximately 748.

                          Types of Mortgaged Properties

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Property Type            Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------

2-4 Units                             1             $ 560,400.00        0.12%
Cooperative                           1             $ 429,000.00        0.10%
Hi-rise Condominium                   6           $ 2,943,600.00        0.65%
Low-rise Condominium                 20          $ 10,528,576.31        2.34%
Planned Unit Development            214         $ 112,692,628.28       25.04%
Single Family Residence             615         $ 322,835,421.26       71.74%
                                ----------------------------------------------
                                    857         $ 449,989,625.85      100.00%

                                Mortgage Rates(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Mortgage Rates(%)        Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------

        4.250                     1                  $ 586,850.00       0.13%
        4.750                     5                $ 2,914,409.47       0.65%
        4.875                    20               $ 10,331,849.78       2.30%
        5.000                   118               $ 63,104,677.94      14.02%
        5.125                   142               $ 73,572,478.13      16.35%
        5.250                   198               $ 96,329,567.21      21.41%
        5.375                   195              $ 100,809,512.75      22.40%
        5.500                   104               $ 51,443,092.39      11.43%
        5.625                    38               $ 20,145,751.53       4.48%
        5.750                    21               $ 13,304,099.93       2.96%
        5.875                    10                $ 9,917,245.09       2.20%
        6.000                     1                $ 1,658,822.21       0.37%
        6.125                     2                $ 1,542,841.22       0.34%
        6.250                     1                $ 2,682,493.15       0.60%
        6.375                     1                $ 1,645,935.05       0.37%
              ----------------------------------------------------------------
                                857              $ 449,989,625.85     100.00%

------------------

(1) As of the cut-off date, the weighted average mortgage rate of the mortgage loans is expected to be appropriately 5.299% per annum.

                            Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Loan Purpose             Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------

Cash-Out Refinance               182         $ 88,429,783.06       19.65%
Purchase                          82         $ 47,297,391.26       10.51%
Rate/Term Refinance              593        $ 314,262,451.53       69.84%
                                 ---------------------------------------------
                                 857        $ 449,989,625.85      100.00%

                       Original Loan-to-Value Ratios(1)(2)

-------------------------------------------------------------------------------
Range of
Original Loan-to-          Number of      Aggregate Principal    Percent of
Value Ratios (%)        Mortgage Loans    Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------

50.00 or Less                    198         $ 107,841,442.03      23.97%
50.01 to 55.00                    89          $ 45,487,264.04      10.11%
55.01 to 60.00                   114          $ 60,972,908.32      13.55%
60.01 to 65.00                    96          $ 52,167,494.34      11.59%
65.01 to 70.00                   104          $ 54,040,273.46      12.01%
70.01 to 75.00                   119          $ 60,080,655.03      13.35%
75.01 to 80.00                   129          $ 65,961,288.63      14.66%
80.01 to 85.00                     1             $ 398,000.00       0.09%
85.01 to 90.00                     7           $ 3,040,300.00       0.68%
                               ---------------------------------------------
                                 857         $ 449,989,625.85     100.00%

------------------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 60.08%.

(2) Does not take into account any secondary financing on the mortgage loans in loan group 2 that may exist at the time or origination.

                               Occupancy Types(1)

-------------------------------------------------------------------------------
                          Number of       Aggregate Principal     Percent of
Occupancy Types         Mortgage Loans    Balance Outstanding     Loan Group 2
-------------------------------------------------------------------------------

Investment                      1                $ 500,000.00        0.11%
Owner Occupied                822            $ 432,668,128.73       96.15%
Second/Vacation Home           34             $ 16,821,497.12        3.74%
                          ---------------------------------------------------
                              857            $ 449,989,625.85      100.00%

------------------
(1) Based upon representations of the related Mortgagors at the time of origination.

                 Current Mortgage Loan Principal Balances(1)

-------------------------------------------------------------------------------
Range of
Current Mortgage                Number of     Aggregate Principal  Percent of
Loan Amounts                  Mortgage Loans  Balance Outstanding  Loan Group 2
-------------------------------------------------------------------------------

  $250,000.01 -   $300,000.00           1            $ 283,511.26        0.06%
  $300,000.01 -   $350,000.00          65         $ 22,158,607.20        4.92%
  $350,000.01 -   $400,000.00         192         $ 72,931,355.69       16.21%
  $400,000.01 -   $450,000.00         155         $ 66,062,358.31       14.68%
  $450,000.01 -   $500,000.00         141         $ 67,179,552.75       14.93%
  $500,000.01 -   $550,000.00          76         $ 40,012,388.69        8.89%
  $550,000.01 -   $600,000.00          53         $ 30,790,055.93        6.84%
  $600,000.01 -   $650,000.00          65         $ 41,139,050.38        9.14%
  $650,000.01 -   $700,000.00          16         $ 10,933,355.52        2.43%
  $700,000.01 -   $750,000.00          15         $ 10,953,535.00        2.43%
  $750,000.01 - $1,000,000.00          49         $ 44,646,860.90        9.92%
$1,000,000.01 - $1,500,000.00          18         $ 23,364,792.22        5.19%
$1,500,000.01 - $2,000,000.00          10         $ 16,851,708.85        3.74%
Above $2,000,000.01                     1          $ 2,682,493.15        0.60%
                                   --------------------------------------------
                                      857        $ 449,989,625.85      100.00%

------------------

(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans in loan group 2 is expected to be approximately $525,075.

                        Remaining Terms to Maturity(1)

-------------------------------------------------------------------------------
Remaining Terms           Number of        Aggregate Principal     Percent of
to Maturity (months)   Mortgage Loans      Balance Outstanding     Loan Group 2
-------------------------------------------------------------------------------

          180                   728         $ 363,819,894.31       80.85%
          179                    79          $ 43,811,020.79        9.74%
          178                    12           $ 8,631,280.30        1.92%
          177                     6           $ 7,046,544.14        1.57%
          176                     8           $ 9,647,375.21        2.14%
          175                     4           $ 5,427,513.33        1.21%
          174                     1             $ 459,479.94        0.10%
          173                     3           $ 1,281,177.70        0.28%
          172                     1           $ 1,526,473.58        0.34%
          171                     1             $ 576,405.41        0.13%
          169                     1             $ 609,125.33        0.14%
          156                     1             $ 693,000.00        0.15%
          120                    11           $ 5,493,900.00        1.22%
           96                     1             $ 966,435.81        0.21%
                            --------------------------------------------------
                                857         $ 449,989,625.85      100.00%

------------------

(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 2 is expected to be approximately 179 months.

Item 7.  Financial Statements, Pro Forma Financial
         -----------------------------------------
         Information and Exhibits.
         ------------------------

(a) Not applicable.

(b) Not applicable.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWMBS, INC.


                                          By: /s/ Darren Bigby
                                              -------------------------------
                                              Darren Bigby
                                              Vice President


Dated:  July 15, 2003



                                        5